INVESTOR RELATIONS PROGRAM



                                       FOR



                           CAPITAL SOLUTION ONE, INC.



































PREPARED BY:

         TURNER HUGHES CORPORATION

 INDEX                                                              SECTION

 INITIAL THREE MONTH SCHEDULE OF I.R. ACTIVITIES                       1

 INITIATION OF CORPORATE MATERIALS AUDIT & MANAGEMENT VISIT            2

 MANAGING CORPORATE EVENTS                                             3

 MATERIAL PORTFOLIO & PREPARATION                                      4

 PRESS RELEASES                                                        5

 CURRENT STOCKHOLDER POSITIONS                                         6

 WALL STREET ANALYSTS / INVESTMENT BANKER ACTIVITY                     7

 INSTITUTIONAL TARGETING                                               8

 INSTITUTIONAL MEETINGS                                                9

 RETAIL BROKER MEETINGS AND PRESENTATIONS                             10

 MIAMI-DADE AREA INVESTOR TARGETING                                   11

 CONFERENCES & INDUSTRY PRESENTATIONS                                 12

 CONFERENCE CALLS & WEB CASTS                                         13

 FEES FOR SERVICES                                                    14

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                                 1. INITIAL THREE MONTH SCHEDULE OF IR ACTIVITIES
------------------------------------------------------------------------------------------------------------



                                                           AUGUST        SEPTEMBER        OCTOBER
----------------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- ---
WEEKLY PERIOD                                          1   2   3   4   1   2   3   4   1   2   3   4
----------------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- ---
INITIAL ACTIVITIES
         CORPORATE MATERIALS AUDIT                     x   x   x   x
         MANAGEMENT VISITS                                     x       x               x
----------------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- ---
MATERIALS PREPARATION:
         FACT SHEET                                        x   x           u           u
         SLIDES                                                x   x           u               u
         WEB SITE                                          x   x       x               u
         ANNUAL REPORT                                                     x   x   x       x
         EMAIL DATABASES                                       x   x   u               u
----------------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- ---
TRACK STOCK AND WT. POSITIONS                                  x       u               u
PRESS RELEASES                                                 x   x   x       x       x       x
FACT SHEET DISTRIBUTION                                        x   x
         SHAREHOLDER MAILING                                                   x
         E-MAILING TO FP CONTACTS                                              x
         MAILING FP CONTACTS                                           m           m               m
----------------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- ---
CONFERENCE CALLS/WEB CASTS
----------------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- ---
INSTITUTIONAL TARGETING                                        x   x   x   x   x   x   x   x   x   x
CURRENT SHAREHOLDERS CONTACTS                                  x   x   x               u           u
BROKER TARGETING/ACTIVITIES                                        x   x   x   x   x   x   x   x   x
MEETINGS
         IB/ANALYST MEETINGS                                       x                           x   x
----------------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- ---
INSTITUTIONAL MEETINGS
----------------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- ---
EMPLOYEE PRESENTATION                                                  x
RETAIL MEETINGS & ACTIVITIES
----------------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- ---
Key:  m = mail, u = update, as needed, x = some timing is flexible, TBD = to be determined
-----------------------------------------------------------------------------------------------------

          2. INITIATION OF CORPORATE MATERIALS AUDIT & MANAGEMENT VISIT
          -------------------------------------------------------------

GOALS: TO UNDERSTAND THE COMPANY'S FUNDAMENTALS IN ORDER TO PROVIDE THE INVESTMENT COMMUNITY WITH AN ARTICULATE, ACCURATE OVERVIEW OF CSIN. TO SET UP COMMUNICATIONS CHANNELS AND RELATIONSHIPS WITH MANAGEMENT AND TO PERFORM COMPREHENSIVE DUE DILIGENCE.

ACTION PLAN:
  o   Articulate management's vision of the future
  o   Meet with management to prioritize procedures and set strategies and goals
  o   Review Company history and receive clarification on all significant Issues
  o   Determine the consistent theme of the Company's message
  o   Clarify Regulation FD compliance procedures
  o   Designate Spokespeople - CEO & CFO?
  o   Review management's IR responsibilities
  o   Establish crisis management procedures
  o   Provide investment community feedback to management from perception survey
  o   Delineate corporate milestones

MATERIALS CHECK LIST:
  o   2003 Annual Report, 10K & 10Q
  o   Power Point CDs of marketing and corporate presentations
  o   Business Plan/Revenue Model
  o   Shareholder breakdown
  o   Existing mail/e-mail/fax lists
  o   Research reports
  o   List of comps
  o   List of future events and conferences (trade shows, co-sponsored events)

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                          3. MANAGING CORPORATE EVENTS
--------------------------------------------------------------------------------

GOALS: TO SUMMARIZE CURRENT STATUS OF ALL BUSINESS ACTIVITIES AND FUTURE DEVELOPMENT PROJECTS. TO ESTABLISH GUIDELINES FOR DISSEMINATION OF INFORMATION AND TO PRIORITIZE IMPORTANT FUTURE EVENTS.

IR PROGRAM FOR EACH SIGNIFICANT EVENT:
  o   Create press releases quantifying the importance of the announcements
  o Utilize press releases as dynamic events for introducing the Company to additional institutions, retail brokers and investment banking firms
  o Establish contact list of management available to answer specific questions
  o   Work on media targeting and story placement - initially to trade reporters

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                       4. MATERIAL PORTFOLIO & PREPARATION
--------------------------------------------------------------------------------

GOAL: TO PROFESSIONALLY COMMUNICATE THE COMPANY'S VALUE DRIVERS IN ORDER TO INCREASE TRADING VOLUME AND SECURE A VALUATION CONSISTENT WITH THE COMPANY'S POTENTIAL AND ITS INDUSTRY PEERS.

REQUIREMENTS:
  o   Multi-page fact sheet
  o   Investor slide presentation
  o   IR kit
  o   Update and expand Company Web site
  o   Annual Report & Proxy
  o   Current SEC filings
  o   Update Internet Sites - Yahoo, etc.

ACTION PLANS FOR:

INVESTOR FACT SHEET
  o Craft a document that effectively articulates reasons to own the stock Utilize elements for slide presentation, corporate summary, IR portion of the web site
  o Provide info about the Company to S&P, D&B, etc. more fully and dynamically describe CSIN's business
  o Distribute corporate overview to retail broker database, small-cap institutional investors,
  o   IB/Analysts & employees
  o   Incorporate updates following material Company developments
  o   Discuss adding web site links to groups such as trade sites

DISTRIBUTE INVESTOR FACT SHEET TO SHAREHOLDERS
  o   ADP runs a search of all registered and beneficial shareholders
  o   Fact Sheet formatted for ADP mailing
  o   Send to shareholders to:
  o   Generate additional trading volume
  o Provide holders with an update on the positive developments that will fuel growth
  o   Increase current shareholders' motivation for adding to their positions
  o   Make investors less likely to sell into a raising stock price
  o   Include language encouraging shareholders to provide e-mail addresses
  o   Drive recipients to visit the Company's expanded Web site

REDEVELOP INVESTOR RELATIONS PORTION OF CAPITAL SOLUTIONS ONE'S WEB SITE
  o   Include FAQ section
  o   Expand Contact section to include IR, management & transfer agent
  o   Provide SEC link to 10Ks and 1OQs
  o   Provide latest annual report - Discuss e-delivery
  o   Add recent media stories
  o   Corporate fact sheet
  o   Stock charts & quotes
  o   Fill-in boxes for capture of e-mail addresses

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                                5. PRESS RELEASES
--------------------------------------------------------------------------------

GOALS: TO PROVIDE A CONSISTENT MESSAGE, TO COMMUNICATE SIGNIFICANT PROGRESS AND TO MANAGE EXPECTATIONS

ACTION PLAN:
  o   Develop press release and corporate meetings calendar
  o Leverage all announcements to maximize the Company's visibility and valuation
  o   Draft, edit and disseminate all press releases
  o   Encourage e-mail registration
  o   Provide guidance on Regulation FD issues

--------------------------------------------------------------------------------
                        6. CURRENT STOCKHOLDER POSITIONS
--------------------------------------------------------------------------------

GOALS: TO MATCH THE EXIT STRATEGIES OF ANY CURRENT INVESTORS TO LESSEN
VOLATILITY

ACTION PLAN:
  o   Quantify each position correctly as to outstanding shares and options
  o Maintain contact with all significant holders to encourage their continued investment
  o Identify all current and potential stock overhangs. Review list of current major stockholders, and determine timing of potential sales based on 144 & registration rights and phone contacts.

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              7. WALL STREET ANALYSTS I INVESTMENT BANKER ACTIVITY
--------------------------------------------------------------------------------

GOALS: TO IDENTIFY IB/ANALYST FIRMS WILLING TO PROVIDE RESEARCH, INCREASING BUY SIDE AND SELL SIDE COVERAGE

ACTION PLAN: COMPILE A LIST OF IBS/ANALYSTS THAT FOLLOW COMPS.

The following table will be expanded to allow for phone numbers, addresses, status, and updates of discussions, etc. Status would note active relationships, or new targets that fit CSIN. Turner Hughes will also search our extensive ACT1 database for suitable research companies.

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                           8. INSTITUTIONAL TARGETING
--------------------------------------------------------------------------------

GOALS: TO IDENTIFY, TRACK AND UPDATE THE INSTITUTIONS MOST LIKELY TO MAKE INVESTMENTS IN CAPITAL SOLUTIONS ONE AT THE CURRENT OR A HIGHER MARKET CAPITALIZATION

ACTION PLAN: BUILD INITIAL DATABASE FROM TURNER HUGHES' DATABASE, THROUGH COMPS, ETC. EXPAND TO BROADER MICRO CAP INVESTORS AND OTHER FUNDS TARGETING CONSTRUCTION SERVICES COMPANIES AND/OR GROWTH STOCKS.

INSTITUTIONAL DATABASE TRACKING

In addition to a current list of institutions with positions in CSIN, potential Institutional investors and large retail brokers will be tracked and categorized by numerous criteria

The following categories will be used in conjunction with an ACT! database to track contacts such as the current major investors in comparable growth companies. Categories for tracking the interest of Institutions and Brokers will include:

  o   Buying or Holding Stock

  o   Doing Due Diligence
  o   Wants to Meet the Company
  o   Wants to Know When New Research is Available
  o   Needs Greater Trading Volume
  o   Needs a Large Block of Stock
  o   Needs a Higher Stock Price o Needs a Higher Market Cap
  o   Needs Greater Earnings
  o   Miscellaneous

 IDENTIFY INSTITUTIONS AND FUNDS MOST LIKELY TO INVEST IN CAPITAL SOLUTIONS ONE

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                            9. INSTITUTIONAL MEETINGS
--------------------------------------------------------------------------------

GOALS: INCREASE INSTITUTIONAL SPONSORSHIP, CONCENTRATING ON IDENTIFYING BUYERS FOR BLOCKS OF STOCK

ACTION PLAN: Develop an extensive list of consumer goods/ construction services sector institutions and brokerage houses, by city, that would have an interest in investing o Rehearse slide presentation and refine, as necessary o Schedule one-on-one and group meetings o Make initial introductions o Expand and maintain institutional fax and e-mail lists and databases o Use promotional activities to positively influence investor targets

INSTITUTIONAL MEETINGS AND PRESENTATIONS
  o Establish lists of institutions available for both group luncheon meetings and forums, and those who prefer meeting management on a one-to-one basis
  o   Set up all logistic aspects of institutional meetings
  o   Set up major city meetings that are both relevant and timely
  o   Research any conflicting industry presentations
  o   Schedule presentations at industry events
  o   Update institutional database and e-mail and fax lists

FOLLOW-UP FOR MEETINGS
  o   Determine needs for additional information and due diligence packages
  o   Schedule time frame for next meeting, when appropriate

  o   Solicit feedback on the presentations
  o Find out what milestone event might need to be met, and add such institutions into the database
  o   Determine interest in future meetings, one-on-ones and/or conferences

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                  10. RETAIL BROKER MEETINGS AND PRESENTATIONS
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GOALS: TO BROADEN THE SHAREHOLDER BASE THROUGH INCREASING THE VISIBILITY OF THE
COMPANY WITHIN THE RETAIL BROKERAGE COMMUNITY

ACTION PLAN:
  o Introduce the investment opportunity to Turner Hughes' proprietary database of brokers
  o   E-mail and mail fact sheet to proprietary e-mail and snail mail lists
  o Send fact sheet and add letter to Proxy and AR mailing - Set up broker meetings at the Company offices
  o   Check S&P Services: tear sheet, stock guide, other
  o   Evaluate annual report service and capture addresses
  o Capture the name and number of all brokers requesting information by phone, fax, and e-mail
  o Be highly responsive to all requests for information and clear up any confusion with respect to questions about the Company's operations
  o Maintain and update data concerning the total number of shares and/or warrants controlled by all clients of each stockbroker
  o Invite brokers to listen to the conference calls, and invite key brokers to join in the calls as well as attend presentations and industry meetings, when appropriate
  o Make management available on the phone or in person so that brokers can fulfill their due diligence requirements and actively solicit the buying of the stock
  o Support brokers' commitments to the stock by maintaining a highly informative Web site and encouraging management to be interviewed on the Internet, and elsewhere
  o   Provide IR kits articulating the full potential of the Company

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                     11. MIAMI-DADE AREA INVESTOR TARGETING
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GOALS:  MAXIMIZE GEOGRAPHICAL OPPORTUNITIES FOR INSTITUTIONAL AND RETAIL SUPPORT

ACTION PLAN:
  o   Identify brokers that recommend micro cap growth stocks

  o   Set up meetings with brokers, analysts and bankers at local investment
      Banks
  o   Present at local conferences and/or other group forums
  o   Develop relationships with reporters at local papers and publications
  o   Have management hold an open house/presentation at the Company
  o Help the Company build a strong relationship with local brokerage firms, encouraging a greater investment by local individuals - who are in a position to see the most news about their area investment - promoting longer-term ownership and recommendations from investor to investor by word of mouth

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                    12. CONFERENCES & INDUSTRY PRESENTATIONS
--------------------------------------------------------------------------------

GOALS: TO PARTICIPATE IN CONFERENCES AND INDUSTRY PRESENTATIONS IN ORDER TO EXPAND AWARENESS OF THE COMPANY'S FULL POTENTIAL TO THE FINANCIAL COMMUNITY

ACTION PLAN

  o Contact staff, bankers, analysts and other contacts to expand database to prioritize and maximize the Company's exposure and management's time
  o Attend Construction Services and micro cap stock forums frequented by large groups of institutional investors

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                        13. CONFERENCE CALLS & WEB CASTS
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GOALS: TO PROVIDE PROFESSIONAL INVESTOR COMMUNICATIONS GUIDANCE CONSISTENT WITH
THAT OF GROWTH-ORIENTED MICRO CAP COMPANIES

ACTION PLAN:
  o   Set up event
  o   Edit script
  o   Prepare QM
  o   Rehearse presentation
  o   Follow-up for feedback

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                    14. FEES FOR INVESTOR RELATIONS SERVICES
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Capital Solutions One, hereby agrees to pay Turner Hughes Corp a flat sum of
Twenty Three Million Shares (23,000,000) shares of common stock bearing the standard Rule 141 restrictive legend.

Such fees shall be due and payable immediately upon execution of this Investor Relations Agreement.

Turner Hughes agrees to continue its Investor relations efforts for a period of twenty-four months from the date of this Agreement.



CAPITAL SOLUTIONS ONE, INC.                       TURNER HUGHES CORPORATION



     /s/ CHRISTOPHER ASTROM                            /s/ EDWARD HAYTER
By:  Christopher Astrom                           By:  Edward Hayter

Dated:   07/29/04                                 Dated:   07/29/04
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